UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2010

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 30, 2010, certain subsidiaries of Kindred Healthcare, Inc. (“Kindred” or the “Company”) and Vista Healthcare Holdings, LLC and certain of its subsidiaries (collectively, “Vista”) entered into a second amendment (the “Amendment”) of the asset purchase agreement dated as of August 23, 2010 among Kindred and Vista, as amended (the “Asset Purchase Agreement”).

The Amendment reduces the total purchase price payable from Kindred to Vista under the Asset Purchase Agreement from $180 million to $178 million. In addition, the Amendment updates certain disclosure schedules to the Asset Purchase Agreement and also clarifies certain closing conditions and closing mechanics agreed to by the parties. As previously announced, Kindred acquired the operations of Vista’s long-term acute care (“LTAC”) hospitals for a total purchase price of $178 million in cash effective on November 1, 2010. Kindred did not acquire Vista’s working capital or assume any of its liabilities.

The foregoing description of the Amendment and the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment and the Asset Purchase Agreement. A copy of the Amendment is attached as Exhibit 2.1 hereto. Exhibit 2.1 references omitted disclosure schedules to the Amendment and the Asset Purchase Agreement. A copy of such schedules shall be furnished supplementally to the Securities and Exchange Commission upon its request.

Cautionary Statements

The Asset Purchase Agreement has been filed with the Securities and Exchange Commission to provide investors with information about its terms. Except for its status as a contractual arrangement governing the legal relationship of the parties thereto, the Asset Purchase Agreement is not intended to be a source of factual, business or operational information about any of those parties.

The representations, warranties and covenants made by the parties in the Asset Purchase Agreement are qualified, including by information in the schedules referenced in the Asset Purchase Agreement that the parties delivered in connection with the execution of the Asset Purchase Agreement. Representations and warranties may be used to allocate risk between the respective parties to the Asset Purchase Agreement, including in cases in which the parties may not have complete knowledge of all relevant facts. Furthermore, the representations and warranties in the Asset Purchase Agreement may be subject to standards of materiality that may differ from those applicable under the federal securities laws or other applicable laws and regulations. These representations and warranties may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this filing. Accordingly, they should not be relied upon as statements of factual information.

This Current Report on Form 8-K (including the exhibits hereto) includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements regarding the Company’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, development opportunities, plans and objectives of management and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “will,” “intend,” “may” and other similar expressions, are forward-looking statements. This Current Report on Form 8-K (including the exhibits hereto) also includes forward-looking statements concerning the Company’s business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, anticipated cost synergies, economies of scale and product or service line growth, together with other statements that are not historical facts. Such forward-looking statements are estimates reflecting the best judgment of the Company based upon currently available information.

Forward-looking statements included in this Current Report on Form 8-K (including the exhibits hereto) are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

In addition to the factors set forth above, other factors that may affect the Company’s plans or results include, without limitation, (a) the Company’s ability to integrate the operations of the hospitals acquired from Vista and realize the anticipated revenues, economies of scale, cost synergies and productivity gains, (b) the impact of healthcare reform, which will initiate significant reforms to the United States healthcare system, including potential material changes to the delivery of healthcare services and the reimbursement paid for such services by the government or other third party payors. Healthcare reform will impact each of the Company’s businesses in some manner. Due to the substantial regulatory changes that will need to be implemented by the Centers for Medicare and Medicaid Services and others, and the numerous processes required to implement these reforms, the Company cannot predict which healthcare initiatives will be implemented at the federal or state level, the timing of any such reforms, or the effect such reforms or any other future legislation or regulation will have on the Company’s business, financial position, results of operations and liquidity, (c) changes in the reimbursement rates or the methods or timing of payment from third party payors, including the Medicare and Medicaid programs, changes arising from and related to the Medicare prospective payment system for LTAC hospitals, including potential changes in the Medicare payment rules, the Medicare Prescription Drug, Improvement, and Modernization Act of 2003, and changes in Medicare and Medicaid reimbursements for the Company’s nursing centers, and the expiration of the Medicare Part B therapy cap exception process, (d) the effects of additional legislative changes and government regulations, interpretation of regulations and changes in the nature and enforcement of regulations governing the healthcare industry, (e) the impact of the Medicare, Medicaid and SCHIP Extension Act of 2007 (the “SCHIP Extension Act”), including the ability of the Company’s hospitals to adjust to potential LTAC certification, medical necessity reviews and the moratorium on future hospital development, (f) the impact of the expiration of several moratoriums under the SCHIP Extension Act which could impact the short stay rules, the budget neutrality adjustment as well as implement the policy known as the “25 Percent Rule,” which would limit certain patient admissions, (g) failure of the Company’s facilities to meet applicable licensure and certification requirements, (h) the further consolidation and cost containment efforts of managed care organizations and other third party payors, (i) the Company’s ability to meet its rental and debt service obligations, (j) the Company’s ability to operate pursuant to the terms of its debt obligations and its master lease agreements with Ventas, Inc. (NYSE:VTR), (k) the condition of the financial markets, including volatility and deterioration in the equity, capital and credit markets, which could limit the availability and terms of debt and equity financing sources to fund the requirements of the Company’s businesses, or which could negatively impact the Company’s investment portfolio, (l) national and regional economic, financial, business and political conditions, including their effect on the availability and cost of labor, credit, materials and other services, (m) the Company’s ability to control costs, particularly labor and employee benefit costs, (n) increased operating costs due to shortages in qualified nurses, therapists and other healthcare personnel, (o) the Company’s ability to attract and retain key executives and other healthcare personnel, (p) the increase in the costs of defending and insuring against alleged professional liability claims and the Company’s ability to predict the estimated costs related to such claims, including the impact of differences in actuarial assumptions and estimates compared to eventual outcomes, (q) the Company’s ability to successfully reduce (by divestiture of operations or otherwise) its exposure to professional liability claims, (r) the Company’s ability to successfully dispose of unprofitable facilities, (s) events or circumstances which could result in impairment of an asset or other charges, (t) changes in generally accepted accounting principles or practices, and (u) the Company’s ability to maintain an effective system of internal control over financial reporting. Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit 2.1	Amendment No. 2 to the Asset Purchase Agreement, entered into as of October 30, 2010, by and among (i) (a) KND Development 52, L.L.C., KND Development 53, L.L.C., KND Development 54, L.L.C., and KND Development 55, L.L.C., (ii) Kindred Healthcare Operating, Inc., (iii) (a) Vista Healthcare Holdings, LLC, (b) Vista Healthcare, LLC, (c) Vista Hospital of South Bay, LP, (d) South Bay Community Hospital, Inc., (e) Rancho Cucamonga Community Hospital, LLC, (f) Vista Specialty Hospital of Southern California, LP, (g) Perris Valley Community Hospital, LLC, and (h) Vista Hospital of South Bay, LLC, (iv) (a) Ara Tavitian, M.D., (b) J. Vartan Hovsepian, (c) Marc Ferrell, (d) Marc Furstman, (e) Vista Hospital Management Group, Inc., (f) the Ara Tavitian 2010 GRAT, (g) Vista Partnership Holding, LLC, and (v) Tavitian Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2010	By:	/s/ Richard A. Lechleiter
Richard A. Lechleiter
Executive Vice President and Chief Financial Officer